    As filed with the Securities and Exchange Commission on February 9, 1999

                                                         Exhibit Index on Page 4


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): December 1, 1998


Commission File Number: 000-22685


                               VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)



                  DELAWARE                                      13-3925979
(State or other jurisdiction of incorporation)               (I.R.S. employer
                                                          identification number)

PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                  07663
   (Address of principal executive offices)                     (Zip Code)

                                 (201) 587-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEMS 1 - 4.  NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.

ISSUANCE OF CLASS A UNITS AND SERIES C-1 PREFERRED UNITS BY VORNADO REALTY L.P.

     Effective December 1, 1998, Vornado Realty L.P., a Delaware limited partnership through which Vornado Realty Trust conducts its business (the "Operating Partnership"), issued approximately $7.5 million of Class A Units of limited partnership interest in the Operating Partnership ("Class A Units") and approximately $36.0 million of Series C-1 Preferred Units of limited partnership interest in the Operating Partnership ("Series C-1 Preferred Units") to the partners of Market Square Limited Partnership and approximately $1.4 million of Series C-1 Preferred Units to Phillips Property Company, L.L.C., in exchange for all of the ownership interests in certain limited liability companies that own the 1.05 million square foot Market Square Complex of showrooms in High Point, North Carolina. The consideration for such properties also included approximately $6.4 million of cash and the assumption of approximately $45.6 million of debt.

     The Series C-1 Preferred Units are perpetual and may be redeemed without penalty in whole or in part by the Operating Partnership at any time on or after November 24, 2003 for 1.1431 Class A Units per Series C-1 Preferred Unit, subject to anti-dilution adjustments (the "Conversion Rate"). Holders of Series C-1 Preferred Units have the right to convert all or a portion of their Series C-1 Preferred Units at any time into Class A Units at the Conversion Rate.

ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:


Exhibit No.     Description

   3.1 Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 30, 1998

  99.1          Press Release of Vornado Realty Trust, dated December 9, 1998

  99.2          Press Release of Vornado Realty Trust, dated August 19, 1998


ITEMS 8 AND 9.  NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VORNADO REALTY L.P.
                                               (Registrant)

                                            By: VORNADO REALTY TRUST,
                                                its general partner


                                            By: /s/ Irwin Goldberg
                                                --------------------------------
                                                Name:   Irwin Goldberg
                                                Title:  Vice President,
                                                        Chief Financial Officer


Date:  February 9, 1999

                                Index to Exhibits



Exhibit No.    Description

3.1 Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 30, 1998

99.1           Press release of Vornado Realty Trust, dated December 9, 1998

99.2           Press release of Vornado Realty Trust, dated August 19, 1998